SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION INCLUDED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[x] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive  Additional  Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                     The Central European Equity Fund, Inc.
                (Name of Registrant as Specified in Its Charter)


     (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1) Title of each class of securities to which transaction applies:

       ------------------------------------------------------------------------

       2) Aggregate number of securities to which transaction applies:

       ------------------------------------------------------------------------

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ------------------------------------------------------------------------

       4) Proposed maximum aggregate value of transaction:

       ------------------------------------------------------------------------

       5) Total fee paid:

       ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing

       1) Amount previously paid:

       ---------------------------------------------------

       2) Form, Schedule or Registration Statement No.:

       ---------------------------------------------------

       3) Filing Party:

       ---------------------------------------------------

       4) Date Filed:

       ---------------------------------------------------

         PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED APRIL 21, 1997

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                           ---------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                  June 20, 1997

                           ---------------------------

To our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Central European Equity Fund, Inc. (the "Fund") will be held at 2:00 P.M., New York time, on June 20, 1997 at the offices of Deutsche Morgan Grenfell Inc., 31 West 52nd Street, 5th Floor, New York, New York for the following purposes:

     1. To amend the Fund's investment policies to permit increased flexibility in the geographic distribution of the Fund's investments by, among other things, adding the remainder of Europe to the list of countries in which the Fund may invest, removing the 50% minimum investment in German and Austrian companies and removing the 10% maximum investment in other countries.

     2.   To elect six Directors.

     3. To ratify the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1997.

     4. To consider and act upon any other business as may come before the meeting or any adjournment thereof.

     Only holders of record of Common Stock at the close of business on May 5, 1997 are entitled to notice of and to vote at this meeting or any adjournment thereof.

     If you have any questions or need further information, please contact Morrow & Co., Inc., the Fund's proxy solicitors, at 909 Third Avenue, New York, New York 10022, or 1-800-662-5200.

                                                        Robert R. Gambee
                                                        Secretary

Dated: May __, 1997


WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND PROMPTLY RETURN IT TO THE FUND. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

         PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED APRIL 21, 1997

                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

                         Annual Meeting of Stockholders
                                  June 20, 1997

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------


     This proxy statement is furnished by the Board of Directors of The Central European Equity Fund, Inc. (the "Fund") in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held at 2:00 P.M., New York time, on June 20, 1997 at the offices of Deutsche Morgan Grenfell Inc., 31 West 52nd Street, 5th Floor, New York, New York. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. However, if no instructions are specified, shares will be voted FOR the amendment of the Fund's investment policies, FOR the election of Directors and FOR the ratification of the selection of independent accountants. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or a subsequently executed proxy, or by attendance at the Meeting and voting in person.

     The close of business on May 5, 1997 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting. On that date, the Fund had __________ shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote on each matter that comes before the Meeting. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May __, 1997.

     Approval of the amendment of the Fund's investment policies (Proposal 1) requires approval of a majority of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of (1) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares (a "Majority Vote"). The Board of Directors of the Fund has also nominated six directors for election at the Meeting (Proposal 2) and approved the selection of Price Waterhouse LLP as independent accountants to the Fund for the fiscal year ending October 31, 1997, for ratification by the stockholders at the Meeting (Proposal 3). The election of Directors (Proposal 2) requires the affirmative vote of a plurality of the shares represented at the Meeting. Ratification of the selection of Price Waterhouse LLP (Proposal 3) requires the affirmative vote of a simple majority of the shares represented at the Meeting.

     The Fund intends to treat properly executed proxies that are marked "abstain" and broker non-votes (defined below) as present for the purposes of determining whether a quorum has been achieved at the Meeting. Under Maryland law, abstentions do not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote, it represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power). The shares represented by broker non-votes or proxies marked with an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. Because of the affirmative votes required for Proposal 1, abstentions and broker non-votes will have the same effect as votes "against" such Proposal. The Fund does not anticipate receiving any broker non-votes with respect to Proposals 2 and 3.

                  PROPOSAL 1: TO APPROVE A CHANGE IN THE FUND'S
                               INVESTMENT POLICIES

     Summary of Proposal. The Board of Directors of the Fund has considered and approved, subject to stockholder approval, a number of changes to the Fund's fundamental investment policies intended to permit increased flexibility in the geographic distribution of the Fund's investments in keeping with the Fund's mandate. These changes would eliminate the required concentration of the Fund's investments in Germany and Austria and permit the Fund to invest in Western and Southern Europe and Scandinavia. Specifically, the changes would:

     o    eliminate the 50% minimum investment in Germany and Austria;

     o    eliminate the 10% maximum investment in any other single country;

     o combine the countries included in the terms Central Europe and Eastern Europe into the single term Central Europe, also adding Switzerland, Moldova, Montenegro and Serbia but excluding Russia;

     o    maintain  a  fundamental  policy to invest at least 65% of the  Fund's
          total   assets  in   Central   Europe  (as   redefined),   and  add  a
          non-fundamental policy to invest at least 80% in Central Europe;

     o permit investment in the remainder of Europe (including Western Europe, Scandinavia, Greece, and Turkey as well as Russia).

     The Fund currently expects that its investment in Germany (64.5% of total assets at March 31, 1997) will remain significant, although there will be no prescribed limit on geographic asset distribution within Europe and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three European countries. The Board of Directors has adopted a non-fundamental policy that for the time being the Fund will not invest more than 15% of its total assets in any one country other than Germany or Austria and that, for the time being, investments in Germany and Austria will be at least 35% of the Fund's total assets. The Board of Directors has also adopted a non-fundamental policy that for the time being, the Fund will invest at least 80% of its total assets in equity and equity-linked securities of issuers domiciled in Central Europe (as redefined), and reserves the right to make this policy a fundamental policy without further stockholder action at such time in the future as the Board may deem such change to be in the best interests of the Fund and its stockholders.

     Current Investment Objective and Policies. The Fund's investment objective is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe. In 1995, the Fund amended its fundamental investment objectives and policies to focus investments in Central Europe rather than Germany. At that time, the Fund defined "Central Europe" as the Republic of Austria, the Czech Republic, the Federal Republic of Germany, the Republic of Hungary, the Republic of

Poland and the Slovak Republic. The effect of this definition was to include in "Central Europe", which was the core of the Fund's investment focus, those countries whose economies were thought to offer the greatest potential for near to medium-term growth at that time.

     As a matter of fundamental policy, at least 65% of the value of the Fund's total assets must under normal market conditions be invested in the securities of issuers domiciled in Central Europe, and at least 50% of the value of its total assets invested in the securities of issuers domiciled in the Federal Republic of Germany and the Republic of Austria.

     Also in 1995, as part of the expansion of the Fund's scope of investment, the Fund permitted up to 35% of the value of its total assets to be invested in a broader group of mostly Central European countries that for convenience were referred to as "Eastern Europe". At that time, the Fund defined "Eastern Europe" as the Republic of Albania, the Republic of Bosnia and Herzegovina, the Republic of Belarus, the Republic of Bulgaria, the Republic of Croatia, the Republic of Estonia, the Republic of Latvia, the Republic of Lithuania, the Former Yugoslav Republic of Macedonia, Romania, the Russian Federation, the Republic of Slovenia, Ukraine and the Federal Republic of Yugoslavia. The effect of this definition was to include in "Eastern Europe", which was a secondary investment focus for the Fund, those countries whose market economies and securities markets at that time were still in a relatively early stage of transition from socialism, and in which it was therefor uncertain whether and to what extent the Fund would invest. In 1995, the Fund also established a country limit. The Fund may not invest more than 10% of the value of its total assets in the securities of issuers domiciled in any one country other than Germany and Austria. The Fund may also invest up to 25% of the value of its total assets in Deutsche mark-denominated fixed income securities.

     As discussed in the next section, the Fund now believes that developments in the securities markets in Central and parts of Eastern Europe warrant additional flexibility in the Fund's investment authority.

     Proposed Investment Policies. Deutsche Morgan Grenfell Inc., the Fund's Manager ("DMG" or the "Manager"), and Deutsche Asset Management GmbH, the Fund's investment adviser ("DBAM" or the "Investment Adviser") have recommended, and the Directors have approved and authorized for submission to stockholders, that the Fund's investment policies be changed as described above under "Summary of Proposal." The Fund's investment objective, policies and restrictions, after giving effect to these and related changes, are set forth in Appendix A to this Proxy Statement and hereinafter referred to as the "Revised Investment Policies."

     The Revised Investment Policies will not change the Fund's investment objective of investing primarily in equity and equity-linked securities of issuers domiciled in Central Europe or the requirement that the Fund invest at least 65% of its total assets in securities of Central European issuers. Because of changes in the securities and other markets in the countries in which the Fund is currently able to invest (as more fully discussed below under "--Recommendation of the Board of Directors"), the Manager and Investment Adviser have advised the Board that they believe that the grouping of countries into separate Central Europe and Eastern Europe definitions, with different group investment limits, is no longer appropriate. Accordingly, the Revised Investment Policies would combine the definitions of Central and Eastern Europe (other than Russia) into the single term "Central Europe", adding Switzerland, Liechtenstein, Moldova, Montenegro and Serbia. In this connection, the Board of Directors has also adopted a non-fundamental policy for the Fund to invest at least 80% (rather than 65%) in Central European equities. At March 31, 1997, about 90.3% of the Fund's total assets were invested in equity and equity-linked securities of Central European issuers based on this new definition. Of course, there can be no assurance that the Fund will be able to achieve its investment objective.

     In addition to the changes discussed above under "Summary of Proposal," the Revised Investment Policies would make some smaller changes in the Fund's fundamental investment policies. The Revised Investment Policies would expand the basis for determining an issuer's domicile in a particular country or region to include deriving 50% or more of its annual revenues or profits from business (now defined to mean goods produced or sold, investments made or services performed) in that country or region, having 50% or more of its assets in that country or region, having its principal office in that country or region or having its equity securities traded principally in that country or region. The Revised Investment Policies would expand the Fund's authority to invest in fixed income securities from Deutsche mark-denominated fixed income securities to any fixed income securities of European issuers (while retaining the limit of 25% of total assets). The changes would also remove the limitation on the Fund's hedging of its Deutsche mark ("DM") or Austrian schilling ("AS") currency exposure so that the Fund's authority to hedge currency exposure would apply to any currency. However, the Fund still does not currently intend to hedge its DM or AS currency exposure. The Fund's authority to invest in options, futures and other derivatives with respect to any Central or Eastern European issuers would be expanded to all European issuers, but without changing the types of transactions in such instruments authorized for the Fund.

     Recommendation of the Board of Directors. The Fund has been pursuing its current investment objective and policy of focusing on Central and Eastern European issuers since June 1995, when stockholders approved the change from the previous German issuer focus. At March 31, 1997, 34.2% of the Fund's total assets were invested outside Germany. The Manager and Investment Adviser have advised the Board of Directors that while the policy of focusing on Central and Eastern European issuers continues in their view to be sound, they believe additional investment flexibility in the geographic distribution of the Fund's investments would be desirable. The two main purposes of increased flexibility would be to permit investment outside Germany and Austria above the current 10% limit in any one country, and to permit investment in Western and other parts of Europe. Because the pace of growth and reform has been uneven throughout different countries in Central and Eastern Europe as well as uneven with respect to individual industries within any one country, the Manager and Investment Adviser cannot readily predict which industries in which countries will provide the most attractive investment opportunities for the Fund in the future. The Manager and Investment Adviser believe that the added flexibility provided by the Revised Investment Policies would allow the Fund to respond more rapidly to the evolving realities of markets in Central and Eastern Europe. At March 31, 1997, the Fund was at or near the 10% limit for Hungary (8.9%) and Russia (8.3%). The Manager and Investment Adviser believe that the continuing privatization and deregulation programs planned throughout Europe, as well as the evolving integration of markets throughout Europe, may create attractive investment opportunities in other European countries beyond Central and Eastern Europe. For this reason, the Revised Investment Policies would permit the Fund to invest to some extent in the securities of issuers domiciled in remainder of Europe (as noted in Appendix A). The Manager and Investment Adviser believe that expanding the number of European countries in which the Fund may invest would allow the Fund to take advantage of such investment opportunities. Accordingly, the Board of Directors has approved, subject to approval by stockholders, the change in the Fund's fundamental policies described above.

             The Board unanimously recommends a vote FOR Proposal 1.

     Required Vote. A Majority Vote of the Fund's stockholders entitled to vote is required to approve the amendment to the Fund's fundamental investment policies.

                       PROPOSAL 2: ELECTION OF DIRECTORS

     The Fund's By-Laws provide that the Board of Directors be divided into three classes of Directors serving staggered three-year terms. The term of office for Directors in Class III expires at the 1997 annual meeting, Class I at the next succeeding annual meeting and Class II at the following succeeding annual meeting. Four Class III nominees are proposed in this Proxy Statement for election. In addition, one Class I nominee and one Class II nominee, elected by Directors to fill vacancies on the Board, are also proposed in this Proxy statement for election.

     Should any vacancy occur on the Board of Directors for reasons other than an increase in the number of Directors, the remaining Directors, though less than a quorum, would be able to fill such vacancy by the vote of a majority of their number, as at present. Should any vacancy occur on the Board of Directors as a result of an increase in the number of Directors, a majority of the entire Board of Directors would be able to fill such vacancy. Any Director elected by the Board to fill a vacancy would hold office until the next annual meeting of shareholders. If the size of the Board is increased, the additional Directors will be apportioned among the three classes to make all classes as nearly equal as possible.

     Unless authority is withheld, it is the intention of the persons named in the form of proxy to vote each proxy for the election of the nominees listed below. Each nominee has indicated he will serve if elected, but if any nominee should be unable to serve, proxies will be voted for any other person determined by the persons named in the form of proxy in accordance with their judgment. Each of the nominees is currently a member of the Board of Directors.

Information Regarding Directors and Officers

     The following table shows certain information about the Directors, including beneficial ownership of Common Stock of the Fund. Each has served as a Director of the Fund since the Fund's inception in 1990, except for Prof. Dr. Kohler, Mr. Storr and Dr. Schmitz, who were elected to the Board on May 10, 1991, February 3, 1997, and April 18, 1997, respectively.

     The following Directors have been nominated for election at the 1997 Annual
Meeting:


                                                                                                        Shares of Common Stock
                                                                                                          Beneficially Owned,
                                                                                                         Directly or Indirectly,
      Name           Age     Position with Fund     Principal Occupations During Past Five Years           at May __,1997(1)
      ----          ------   -------------------    --------------------------------------------         ---------------------
Prof. Dr. Claus      69         Director            Member of the Administrative Board of                         --
Kohler                                                Bundesanstalt fur Vereinigungsbedingte
      Class III                                       Sonderaufgaben (1995-1996). Member of
                                                      the Administrative Board of Treuhandanstalt
                                                      (1990-1994). Member of the Board of
                                                      Governors and of the Central Bank Council
                                                      of Deutsche Bundesbank (until 1990).
                                                      Member of the Advisory Board of
                                                      Westfalische Hypothekenbank
                                                      AG. Member of



                                                                                                        Shares of Common Stock
                                                                                                          Beneficially Owned,
                                                                                                         Directly or Indirectly,
      Name           Age     Position with Fund     Principal Occupations During Past Five Years           at May __,1997(1)
      ----          ------   -------------------    --------------------------------------------         ---------------------
                                                      the Advisory Panel to the Board of
                                                      Governors of the Central Bank of Oman.
                                                      Member of the Board (Kuratorium) of the
                                                      Institute of Empirical Economic Research.
                                                      Professor of Economics, University of
                                                      Hannover. Professor of Economics,
                                                      University of Frankfurt a.M.

Christian H.         53         Director            Managing Director of DWS-Deutsche                             --
Strenger(2)(3)(4)                                     Gesellschaft fur Wertpapiersparen mbH
      Class III                                       (since 1991). Managing Director of
                                                      Deutsche Bank Securities Corporation,
                                                      predecessor of DMG (1986-1991).

Werner Walbrol(2)    58         Director            President and Chief Executive Officer of the                 200
      Class III                                        German American Chamber of Commerce,
                                                       Inc. Member of the United States German
                                                       Youth Exchange Council. Director of TUV
                                                       Rheinland of North America, Inc. and DB
                                                       New World Fund, Limited and LDC.
                                                       President and Director of German American
                                                       Partnership Program.

Otto Wolff von       78         Director            Chairman of the Board of Otto Wolff                           --
Amerongen                                              Industrieberatung & Beteiligungen GmbH
      Class III                                        (industrial consulting). Chairman of the
                                                       German East-West Trade Committee.
                                                       Honorary Chairman of the Association of
                                                       German Chambers of Industry and
                                                       Commerce. Chairman of the Board of
                                                       Management of the Otto Wolff von
                                                       Amerongen Foundation. Member of the
                                                       Atlantic Advisory Council of United
                                                       Technologies Corp. (until 1992). Chairman
                                                       of the Supervisory Board of DWA,



                                                                                                           Shares of Common Stock
                                                                                                             Beneficially Owned,
                                                                                                           Directly or Indirectly,
      Name             Age       Position with Fund     Principal Occupations During Past Five Years          at May __,1997(1)
      ----            ------    -------------------    ---------------------------------------------        ---------------------
                                                       Deutsche Waggonbau AG. Member of the Advisory
                                                       Council of Allianz Versicherungs-AG (until
                                                       February 1994). Member of the Advisory
                                                       Council of Creditanstalt-Bankverein.
                                                       President of the German Society for East
                                                       European Studies. Member of the Board of
                                                       Directors of the German Society for Foreign
                                                       Affairs.

Dr. Ronaldo H.           58       Chairman,           Member of the Board of Managing Directors of                    --
Schmitz (2)(3)(4)                 President and        Deutsche Bank AG,  Chairman of the Boards of
  Class I                         Director             Managing Directors of Deutsche Bank North
                                                       America Holding Corp. and Deutsche Morgan
                                                       Grenfell Inc. Chairman of the Supervisory Boards
                                                       of Metallgesellschaft AG and Tchibo Holding AG.
                                                       Member of the Supervisory Boards of Bertelsmann
                                                       AG, Deutsche Beteiligungs AG, Glaxo Wellcome
                                                       plc and  Rohm & Haas Company, Deutsche Pfandbrief-
                                                       und Hypothekenbank AG (through 1996), Goedecke AG
                                                       (through 1995), Gruner & Jahr AG (through 1995),
                                                       Kaufhof Holding AG (through 1996) and Villeroy &
                                                       Boch AG (through 1995).

Hans G. Storr            65       Director            President, Storr Investments.  Chief Financial Officer        2,300
  Class II                                             of Philip Morris Companies, Inc. (1979-1996),
                                                       Member of the Board of Directors of Philip Morris
                                                       Companies, Inc. (1982-1996), Chairman and Chief
                                                       Executive Officer of Philip Morris Capital
                                                       Corporation (1982-1996).

The following are Directors whose terms continue:


                                                                                                            Shares of Common Stock
                                                                                                             Beneficially Owned,
                                                                                                            Directly or Indirectly,
     Name                 Age      Position with Fund     Principal Occupations During Past Five Years         at May __,1997(1)
    ------               ------    ------------------   -----------------------------------------------     ---------------------
Detlef Bierbaum(3)         54       Director            Partner of Sal. Oppenheim Jr. & Cie KGaA. Member            --
   Class I                                                of the Supervisory Boards of Nanz Stiftung,
                                                          ESCADA Aktiengesellschaft, Deutz AG, Scor
                                                          Deutschland Ruckversicherungs-Actiengesellschaft,
                                                          Tertia Handelsbeteiligungsgesellschaft
                                                          mbH and Douglas AG.

Edward C. Schmults         66       Director            Member of the Board of Directors of Green Point                512
   Class I                                                Financial Corp. Member of the Board of Trustees
                                                          of The Edna McConnell Clark Foundation. Senior
                                                          Vice President-External Affairs and General
                                                          Counsel of GTE Corporation (1984-1994). Deputy
                                                          Attorney General of the U.S., Department of
                                                          Justice (1981-1984). Partner, White & Case (1965-
                                                          1973 and 1977-1981).

John A. Bult(2)(3)         60       Director            Chairman of PaineWebber International, Director                 2,382
   Class II                                               of PaineWebber Group, Inc., Director of The
                                                          France Growth Fund, Inc. and The Greater China
                                                          Fund, Inc.

Dr. Juergen F.             58       Director            Chairman of the Board of Executive Directors of                    --
Strube                                                    BASF AG. Chairman and President of BASF
   Class II                                               Corporation (1985-1988).

Robert H.                  57       Director            President of Robert H. Wadsworth & Associates,                    345
Wadsworth(2)                                              eInc.
  Class II

--------------------
(1) As of May __, 1997, all Directors and officers as a group owned less than 1% of the outstanding Common Stock of the Fund.

(2) Indicates that Messrs. Bult, Strenger, Wadsworth and Dr. Schmitz each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager. Mr. Walbrol serves as a Director of DB New World Fund, Limited and LDC, Cayman Island-based investment funds managed by Deutsche Bank, AG, New York Branch.

(3) Indicates "interested" Director, as defined in the 1940 Act. Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Dr. Schmitz is an "interested" Director because of his affiliation with
     Deutsche Bank AG ("Deutsche Bank"), of which DMG is an indirect, wholly-owned subsidiary; Mr. Bult is an "interested" Director because of his affiliation with PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank.

(4) Indicates that Dr. Schmitz and Mr. Strenger each own shares of Deutsche Bank, of which DBAM and DMG are wholly-owned subsidiaries. As of May __, 1997, each such Director owned less than 1% of the outstanding shares of Deutsche Bank.

     Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which DMG acts as manager.

     The Board of Directors presently has an Audit Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Audit Committee makes recommendations to the full Board with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect upon the Fund's financial operations. The Audit Committee met four times during the fiscal year ended October 31, 1996. In addition, the Board has an Advisory Committee composed of Messrs. Schmults, Wadsworth and Walbrol. The Advisory Committee makes recommendations to the full Board with respect to the Management Agreement between the Fund and DMG and the Investment Advisory Agreement between the Fund and DBAM. The Advisory Committee met twice during the past fiscal year. The Board has a Nominating Committee composed of Dr. Schmitz and Messrs. Wadsworth and Walbrol. The Nominating Committee makes recommendations to the full Board with respect to the selection of candidates to fill vacancies on the Board of Directors intended to be filled by persons not affiliated with DMG or DBAM. The Nominating Committee will consider suggestions from stockholders submitted in writing to the Secretary of the Fund. The Nominating Committee met once during the past fiscal year.

     During the past fiscal year, the Board of Directors had four regular meetings and one special meeting, and each incumbent Director, with the exception of Dr. Strube and Mr. Wolff, attended at least 75% of the aggregate number of meetings of the Board and meetings of Board Committees on which that Director served. Each incumbent Director, with the exception of Dr. Strube attended at least 75% of the number of regular meetings of the Board.

     The Fund pays each of its Directors who is not an interested person of the Fund, the Investment Adviser or the Manager an annual fee of $7,500 plus $750 for each meeting attended. Each such Director who is also a Director of The Germany Fund, Inc. or The New Germany Fund, Inc. also receives the same annual and per-meeting fees for services as a Director of each such fund. Each of the Fund, The Germany Fund, Inc. and The New Germany Fund, Inc. reimburses the Directors for certain out-of-pocket expenses, such as travel expenses in connection with Board meetings. The following table sets forth the aggregate compensation from the Fund for the fiscal year ended October 31, 1996, and from the Fund and such other two funds for the year ended December 31, 1996, for each Director who is not an interested person of the Fund, and for all such Directors as a group:

                                                  Total Compensation From the
                                                Fund, The Germany Fund, Inc. and
   Name of Director       Aggregate Compensation   The New Germany Fund, Inc.
   ----------------       ---------------------- ------------------------------
Otto Wolff von Amerongen        $ 9,750                    $ 19,500
Prof. Dr. Claus Kohler          $10,500                    $ 48,750
Edward C. Schmults              $15,000                    $ 30,750
Dr. Juergen F. Strube           $ 8,250                    $ 33,000
Robert H. Wadsworth             $16,500                    $ 48,750
Werner Walbrol                  $16,500                    $ 33,000
                                -------                    --------
                      Total     $76,500                    $213,750
                                =======                    ========

     No compensation is paid by the Fund to Directors or officers who are interested persons of the Fund.

     The officers of the Fund other than as shown above are:


Name                              Age      Position with Fund          Principal Occupations During Past Five Years
----                              ---      ------------------          --------------------------------------------
G. Richard Stamberger             50       Chief Executive Officer     Managing Director of DMG (since 1993).
                                              and Executive Vice          President, Deutsche Asset Management
                                              President                   North America Inc. (since 1995).  Director
                                                                          of DB New World Fund, Limited and
                                                                          LDC.  Managing Director of C.J.
                                                                          Lawrence, Inc. (1990-1993). Managing
                                                                          Director of Prudential Equity Management
                                                                          Associates at the Prudential Insurance Co.
                                                                          of America (1984-1989).

Robert R. Gambee                  54       Vice President,             Director of DMG (since 1992). First Vice
                                              Secretary and               President of DMG (1987-1991).
                                              Treasurer

Joseph Cheung                     38       Assistant Secretary and     Vice President (since 1996), Assistant Vice
                                              Assistant Treasurer         President (1994-1996) and Associate
                                                                          (1991-1994) of DMG.

     The officers of the Fund are elected annually by the Board of Directors at their meeting following the Annual Meeting of Stockholders.

             The Board unanimously recommends a vote FOR Proposal 2.

     Required Vote. The affirmative vote of the holders of a plurality of the shares represented at the Meeting is required for the election of each Director.

                PROPOSAL 3: SELECTION OF INDEPENDENT ACCOUNTANTS

     A majority of members of the Board of Directors, including a majority of the members of the Board of Directors who are not "interested" Directors (as defined in the 1940 Act) of the Fund, have selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending October 31, 1997. The ratification of the selection of independent accountants is to be voted upon at the Meeting and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. A representative of Price Waterhouse LLP will be present at the Meeting and will have the opportunity to make a statement and is expected to be available to answer appropriate questions concerning the Fund's financial statements.

             The Board unanimously recommends a vote FOR Proposal 3.

     Required Vote. The affirmative vote of the holders of majority of the shares represented at the Meeting is required for the ratification of the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the fiscal year ending October 31, 1997.

                   ADDRESS OF INVESTMENT ADVISER AND MANAGER

     The principal office of the Investment Adviser is located at Bockenheimer Landstrasse 42, 60323 Frankfurt am Main, Federal Republic of Germany. The corporate office of the Manager is located at 31 West 52nd Street, New York, New York 10019.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of May __, 1997, no person, to the knowledge of management, owned of record or beneficially more than 5% of the outstanding Common Stock of the Fund [other than as set forth below:].

                                   [TO COME]

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

                             STOCKHOLDER PROPOSALS

     Stockholder proposals intended to be presented at the Fund's Annual Meeting of Stockholders in 1998 must be received by the Fund on or before January 10, 1998, in order to be included in the Fund's proxy statement and form of proxy relating to that meeting.

                         EXPENSES OF PROXY SOLICITATION

     The cost of preparing, assembling and mailing material in connection with this solicitation will be borne by the Fund. In addition to the use of mails, proxies may be solicited personally by regular employees of the Fund or the
Manager or by telephone or telegraph. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation materials to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Fund for out-of-pocket expenses incurred in this connection. The Fund has also made arrangements with Morrow & Co., Inc. to assist in the solicitation of proxies, if called upon by the Fund, at an estimated fee of $7,500 plus reimbursement of normal expenses.

                             ANNUAL REPORT DELIVERY

     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 1996 to any stockholder upon request. Such requests should be directed by mail to The Central European Equity Fund, Inc., 31 West 52nd Street, New York, New York 10019 or by telephone to 1-800-437-6269.

                                                       Robert R. Gambee
                                                       Secretary


Dated:  May __, 1997

STOCKHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT TO THE FUND.

                                                                      APPENDIX A

                           REVISED INVESTMENT POLICIES

     If Proposal No. 1 is approved by stockholders, the Fund's investment objective and policies and investment restrictions would read as follows:

                        INVESTMENT OBJECTIVE AND POLICIES

     The investment objective of The Central European Equity Fund, Inc. (the "Fund") is to seek long-term capital appreciation through investment primarily in equity and equity-linked securities of issuers domiciled in Central Europe (which term includes, for this purpose, the Republic of Albania, the Republic of Austria, the Republic of Bosnia and Herzegovina, the Republic of Belarus, the Republic of Bulgaria, the Republic of Croatia, the Czech Republic, the Republic of Estonia, the Federal Republic of Germany, the Republic of Hungary, the Republic of Latvia, the Grand Duchy of Liechtenstein, the Republic of Lithuania, the Former Yugoslav Republic of Macedonia, the Republic of Moldova, the Republic of Poland, Romania, the Slovak Republic, the Republic of Slovenia, the Swiss Confederation ("Switzerland"), Ukraine and the Federal Republic of Yugoslavia). Under normal circumstances, at least 65% of the value of the Fund's total assets will be invested in the securities of issuers domiciled in Central Europe. The Fund may also invest in equity or equity-linked securities of issuers domiciled elsewhere in Europe. An issuer is deemed to be "domiciled" in a country or region if (a) it is organized under the laws of that country, or a country within that region, or maintains its principal place of business in that country or region, (b) it derives 50% or more of its annual revenues or profits from goods produce or sold, investments made or service performed in that country or region, or has 50% or more of its assets in that country or region, in each case as determined in good faith by Deutsche Morgan Grenfell Inc. ("DMG" or the "Manager") or (c) its equity securities are traded principally in that country or region. The term "Europe" includes the countries of Central Europe, as well as the Kingdom of Belgium, the Kingdom of Denmark, the Republic of Finland, the Republic of France, the Hellenic Republic ("Greece"), the Republic of Iceland, the Republic of Ireland, the Italian Republic, the Grand Duchy of Luxembourg, the Kingdom of the Netherlands, the Kingdom of Norway, the Republic of Portugal, the Russian Federation, the Kingdom of Spain, the Kingdom of Sweden, the Republic of Turkey and the United Kingdom of Great Britain and Northern Ireland. Any future country or countries (or other political entity) formed by combination or division of the countries comprising Central Europe or Europe shall also be deemed to be included within the term "Central Europe" or "Europe", respectively. The Fund's investment objective and the foregoing investment policies are fundamental, and may only be changed by the approval of a majority of the Fund's outstanding voting securities, which is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), as the lesser of
(1) 67% of the Fund's shares present at a meeting of its shareholders if the owners of more than 50% of the shares of the Fund then outstanding are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares (a "Majority Vote"). The Fund will not trade in securities for short-term gain. Current interest and dividend income are not an objective of the Fund. No assurance can be given that the Fund will be able to achieve its objective.

Portfolio Structure

     The Fund will seek to achieve its investment objective of long-term capital appreciation primarily by investing in equity and equity-linked securities of companies in a broad spectrum of industries. Equity and equity-linked securities include common stock, convertible and non-convertible preferred stock, whether voting or non-voting, convertible bonds, bonds with warrants and unattached warrants. Equity-linked securities refer to debt securities convertible into equity and securities such as warrants, options and futures, the prices of which reflect the value of the equity securities receivable upon exercise or settlement thereof. The Fund may not invest more than 25% of the value of its total assets in the securities of issuers having at the time of investment their principal business activities in the same industry. In selecting industries and companies for investment by the Fund, Deutsche Asset Management GmbH (the "Investment Adviser") and the Manager generally consider factors such as overall growth prospects, competitive position in their product markets, management, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources and government regulation. The Board of Directors has also adopted a non-fundamental policy that for the time being the Fund will invest at least 80% of the value of its total assets in equity and equity-linked securities of Central European issuers. The Board reserves the right to make this policy a fundamental policy without further stockholder action at such time in the future as the Board may deem such change to be in the best interests of the Fund and its stockholders. The Fund may not purchase more than 10% of the voting securities of any single issuer or invest more than 15% of the value of its total assets in the securities of any one issuer.

     The Fund has no current intention of focusing its investments in any particular country or countries other than Germany and Austria, where its investment is and may in the future be significant (64.5% of total assets at March 31, 1997); however, except as described below, there are no prescribed limits on geographic asset distribution within Europe and, from time to time, a significant portion of the Fund's assets may be invested in companies domiciled in as few as three European countries. The Board of Directors has adopted a non-fundamental policy that for the time being the Fund will not invest more than 15% of the value of its total assets in securities of issuers domiciled in any one country other than Germany or Austria.

     Although it intends to concentrate its investments in equities or equity-linked securities that are listed on a recognized securities exchange or otherwise publicly traded, the Fund may also invest in securities that are not readily marketable. The Fund may also invest in other investment companies, subject to applicable limitations under the 1940 Act and certain applicable state securities regulations. These limitations include a prohibition on the Fund's acquiring more than 3% of the voting securities of any other investment company or more than 10% of its total assets in securities of all investment companies. Any investment companies in which the Fund may invest will have a policy of investing all or substantially all of their assets in one or more European countries. Such investments may involve an additional layer of expenses because of the fees and expenses payable by such other investment companies. In determining whether to invest assets of the Fund in other investment companies, the Manager and Investment Adviser will take into consideration, among other factors, the advisory fee and other expenses payable by such other investment companies.

     The Fund may also invest in warrants if consistent with the Fund's investment objective. The warrants in which the Fund may invest are a type of security, usually issued together with another security of an issuer, that entitles the holder to buy a fixed amount of common or preferred stock of such issuer at a specified price for a fixed period of time (which may be in perpetuity). Warrants are commonly issued attached to other securities of the issuer as a method of making such securities more attractive and are usually detachable and thus may be bought or sold separately from the issued security. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock, or any combination thereof. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Publicly traded warrants currently exist with respect to the stock of a significant number of European companies.

     Certain German, Swiss and Austrian companies have issued participation certificates ("Participation Certificates" or "Genuss-Scheine"), which entitle the holder to participate only in dividend distributions, generally at rates above those declared on the issuers' common stock, but not to vote, nor usually to any claim for assets in liquidation. Participation Certificates trade like common stock on the relevant stock exchanges. Such securities may have higher yields; however, they may be less liquid than common stock. The Fund may invest in Participation Certificates of issuers in any European country.

     For hedging purposes, the Fund may also purchase put and call options on stock of European issuers and, if and when permitted by applicable U.S. law, invest in the index and bond futures and any other derivative securities listed on any organized exchange. Options are contracts which give the buyer the right, but not the obligation, to buy or sell a fixed amount of securities at a fixed price for a fixed period of time. A futures contract is a binding obligation to purchase or deliver the specific type of financial instrument, or the cash equivalent thereof in certain circumstances, called for in the contract at a specific price at a future date. The Fund will only invest in options or futures in an attempt to hedge against changes or anticipated changes in the value of particular securities in its portfolio or all or a portion of its portfolio. The Fund will not invest in options or futures if, immediately thereafter, more than the amount of its total assets would be hedged. For hedging purposes, the Fund may also purchase put and call options on bonds and other securities, as well as securities indices, if and when such investments become available. The Fund may invest in other options, futures and options on futures with respect to any securities or securities indices compatible with its investment objective that may from time to time become available on any organized exchange, if permitted by applicable law.

     The Fund may also write (i.e., sell) covered call options on its portfolio securities and appropriate securities indices for purposes of generating income. The Fund may write (i.e., sell) covered call options on portfolio securities and appropriate securities indices up to the amount of its entire portfolio. A call option gives the holder the right to purchase the underlying securities from the Fund at a special price (the "exercise price") for a stated period of time (usually three, six or nine months). Prior to the expiration of the option, the writer (i.e., seller) of the option has an obligation to sell the underlying security to the holder of the option at the exercise price regardless of the market price of the security at the time the option is exercised. The initial purchaser of an option pays the writer a premium, which is paid at time of purchase and is retained by the writer whether or not the option is exercised. A "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (i) the underlying securities subject to the option,
(ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option or (iii) warrants on the securities subject to the option exercisable at a price not greater than the option exercise price and, at the time the option is exercisable, the securities subject to the option. In the case of covered call options on securities indices, references to securities in clauses (i), (ii) or (iii) will include such securities as the Investment Adviser believes approximate the index (but not necessarily all those comprising the index), as well as, in the case of clauses (ii) and (iii), securities convertible, exchangeable or exercisable into the value of the index. The writing of a call option may involve the pledge of the underlying security which the call option covers, or other portfolio securities. In order to make use of its authority to write covered call options, the Fund may pledge its assets in connection therewith.

     In the event the option is exercised, the writer may either deliver the underlying securities at the exercise price or if it does not wish to deliver its own securities, purchase new securities at a cost to the writer, which may be more than the exercise price premium received, and deliver the new securities for the exercise option. In the event the option is exercised, the Fund's potential for gain is limited to the difference between the exercise price plus the premium less the cost of the security. Alternatively, the option's position could be extinguished or closed out by purchasing a like option. It is possible, although considered unlikely, that the Fund might be unable to execute such a closing purchase transaction. If the price of a security declines below the amount to be received from the exercise price less the amount of the call premium received and if the option could not be closed out, the Fund would hold a security which might otherwise have been sold to protect against depreciation. In addition, the Fund's portfolio turnover may increase to the extent that the market price of underlying securities covered by call options written by the Fund increases and the Fund has not entered into closing purchase transactions. Brokerage commissions associated with writing options transactions are normally higher than those associated with other securities transactions.

     The Fund may also invest up to 25% of its total assets in fixed income securities of European issuers. Such investments may include debt instruments issued by private and public entities, including multinational lending institutions and supranational institutions if denominated in a European currency or composite currency, which have been determined by the Fund's Investment Adviser and Manager to be of comparable credit quality to securities rated in the three highest categories by Moody's Investors Service, Inc. or Standard & Poor's Corporation. When selecting a debt instrument from among several investment opportunities, the Investment Adviser and Manager will consider the potential for capital appreciation, taking into account maturity and yield considerations. For temporary defensive purposes, the Fund also may invest in money market instruments denominated in U.S. dollars or in a European currency or composite currency, including bank time deposits and certificates of deposit.

     The Fund may also lend its portfolio securities to banks, securities dealers and other institutions meeting the creditworthiness standards established by the Fund's Board of Directors. The Fund may lend its portfolio securities so long as the terms and the structure of such loans are not inconsistent with the 1940 Act, which currently requires that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic United States bank or securities issued or guaranteed by the United States Government having a value at all times of not less than 100% of the value of the securities loaned, (b) the borrower add to such collateral whenever the price of the loaned securities rises (i.e., the value of the loan is "marked to market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time and (d) the Fund receive reasonable interest on the loan (which may include a portion of the interest from the Fund's investing any cash collateral in interest bearing short-term investments). Any such collateral may be invested by the Fund in repurchase agreements collateralized by securities issued or guaranteed by the United States Government. Any distributions on the loaned securities and any increase in their market value accrue to the Fund. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements. All relevant facts and circumstances, including the creditworthiness of the borrowing institution, will be monitored by the Fund's Investment Adviser and Manager, and will be considered in making decisions with respect to lending of securities, subject to review by the Fund's Board of Directors. The Fund may pay reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the Fund's Board of Directors. In addition, any voting rights may pass with the loaned securities, but if a material event were to occur affecting an investment on loan, the loan may be called and the securities voted. Any gain or loss in the market price of the loaned securities that may occur during the term of the loan will be for the account of the Fund.

Currency Transactions

     The Fund may attempt to hedge its foreign currency exposure by entering into forward currency contracts. The Fund does not currently engage in foreign exchange transactions as an investment strategy. However, at such future time as the Investment Adviser and Manager believe that one or more currencies in which the

Fund's securities are denominated might suffer a substantial decline against the U.S. dollar, the Fund may, in order to hedge the value of the Fund's portfolio, enter into forward contracts, e.g., to sell fixed amounts of such currencies for fixed amounts of U.S. dollars in the interbank market. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

     The Fund's dealings in forward exchange transactions will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward currency with respect to specific receivables or payables of the Fund, which will generally arise in connection with the purchase or sale of its portfolio securities. Position hedging is the sale of forward currency with respect to portfolio security positions denominated or generally quoted in that currency.

     The Fund may engage in "conventional hedging", which involves entering into forward currency contracts to sell fixed amounts of a foreign currency (e.g., Polish zlotys) for fixed amounts of U.S. dollars in order to hedge the U.S. dollar value of its portfolio. The Fund may also engage in "cross-hedging", which involves entering into forward currency contracts to sell fixed amounts of such foreign currency (e.g., Polish zlotys) for fixed amounts of another foreign currency to which the Fund may seek exposure (e.g., Deutsche marks or Austrian schillings).

     The Fund may not position a hedge with respect to any currency to an extent greater than the aggregate market value (at the time of making such sale) of the securities held in its portfolio denominated or generally quoted in or currently convertible into such currency. If the Fund enters into a position hedging transaction, the Fund's custodian or subcustodian will place cash or U.S. Government or other liquid securities in a segregated account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract, which value will be adjusted on a daily basis. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

                             INVESTMENT RESTRICTIONS

     In addition to its investment objective and the other investment policies so indicated in the first paragraph under "Investment Objective and Policies", the Fund has adopted certain investment restrictions, which are fundamental policies and cannot be changed without a Majority Vote of the Fund's stockholders. For purposes of the foregoing restrictions and the restrictions listed below, all percentage limitations apply only immediately after a transaction, and any subsequent change in any applicable percentage resulting from changing values will not require elimination of any security from the Fund's portfolio.

     The Fund may not:

          (1) Purchase more than 10% of the voting securities of any single issuer.

          (2) Invest more than 15% of the value of its total assets in the securities of any one issuer or more than 25% of the value of its total assets in a particular industry.

          (3) Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow for temporary or emergency purposes or for the clearance of transactions in amounts not exceeding 10% of the value of its total assets (not including the amount borrowed) and will not purchase securities while any such borrowings are outstanding, and except that the Fund may pledge its assets in connection with writing covered call options.

          (4) Make real estate mortgage loans or other loans, except through the
     purchase  of  debt  obligations   consistent  with  the  Fund's  investment
     policies.

          (5) Buy or sell commodities, commodity contracts, futures contracts, real estate or interests in real estate (other than as described under "Portfolio Structure" and "Currency Transactions" under "Investment Objective and Policies").

          (6) Make short sales of securities or maintain a short position in any security.

          (7) Buy, sell or write put or call options (other than as described under "Portfolio Structure" under "Investment Objective and Policies").

          (8) Purchase  securities on margin,  except such short-term credits as
     may  be  necessary  or  routine  for  the   clearance  or   settlement   of
     transactions.

          (9) Act as an underwriter, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its portfolio.

          (10) Purchase securities, the sale of which by Fund could not be effected without prior registration under the Securities Act of 1933, as amended, except that this restriction shall not preclude the Fund from acquiring non-U.S. securities.

Non-Diversified Status

     The Fund is classified as a "non-diversified" investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund conducts its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which relieves the Fund of any liability for Federal income tax to the extent that its earnings are distributed to stockholders. To so qualify, among other requirements, the Fund must limit its investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of the Fund's total assets may be invested in the securities of a single issuer or a group of related issuers and (ii) at least 50% of the market value of its total assets must be represented by cash, U.S. Government securities, and other securities, with such other securities limited, in respect of any one issuer, to not more than 5% of the market value of the Fund's total assets and not more than 10% of the issuer's outstanding voting securities.

The back cover displays a map of Europe on which the several countries are characterized by lines representing their national borders. The countries of Central Europe (as defined in the Fund's Revised Investment Policies) are highlighted by the following popular names in the appropriate parts of the map:
Albania, Austria, Belarus, Bosnia, Bulgaria, Croatia, Czech, Estonia, Germany, Hungary, Latvia, Lithuania, Macedonia, Moldavia, Montenegro, Poland, Romania, Serbia, Slovakia, Slovenia, Switzerland, Ukraine. Russia is also named, although the entire border is not shown. The Central European countries are shaded orange, the other Western European countries are shaded green, and Greece, Russia and Turkey are shaded yellow-ochre.

         PRELIMINARY COPY - SUBJECT TO COMPLETION, DATED APRIL 21, 1997

PROXY
                     THE CENTRAL EUROPEAN EQUITY FUND, INC.
                               31 West 52nd Street
                            New York, New York 10019

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert R. Gambee and Joseph Cheung as Proxies, each with the power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of common stock of The Central European Equity Fund, Inc. (the "Fund") held of record by the undersigned on May 6, 1997 at an Annual Meeting of Stockholders to be held on June 20, 1997 or any adjournment thereof.

     1. TO  AMEND  THE  FUND'S   INVESTMENT   POLICIES  TO  PERMIT   INCREASED
        FLEXIBILITY IN THE GEOGRAPHIC DISTRIBUTION OF THE FUND'S INVESTMENTS.


     2. ELECTION OF DIRECTORS.       [ ] FOR all nominees listed below            [ ] WITHHOLDING AUTHORITY
                                     (except as marked to the contrary below)     to vote for all nominees listed below


  (Instruction: To withhold authority for any individual nominee strike a line through the nominee's name in the list below.)


     CLASS I                                  CLASS II                                 CLASS III
     (to serve until the                      (to serve until the                      (to serve until the
     1998 Annual Meeting of Stockholders)     1999 Annual Meeting of Stockholders)     2000 Annual Meeting of Stockholders)
     Dr. Ronaldo H. Schmitz                   Hans G. Storr                            Prof. Dr. Klaus Kohler
                                                                                       Christian H. Strenger
                                                                                       Werner Walbrol
                                                                                       Otto Wolff von Amerongen

     3. TO RATIFY THE SELECTION BY THE BOARD OF DIRECTORS OF PRICE WATERHOUSE LLP AS INDEPENDENT ACCOUNTANTS FOR THE FISCAL YEAR ENDING OCTOBER 31, 1997.

            [ ] FOR           [ ] AGAINST           [ ] ABSTAIN

     4. TO CONSIDER AND ACT UPON ANY OTHER BUSINESS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3.

     When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please provide the full name of the corporation and the signature of the authorized officer signing on its behalf.



                                         ______________________________________
                                                  Name (please print)


                                         ______________________________________
                                          Name of Corporation (if applicable)


                                         (By)________________(Date)______  1997
                                               (Signature)

   PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY USING THE ENCLOSED ENVELOPE.